Investor Presentation AUGUST 2018 Fiscal Year 2019 first Quarter Exhibit 99.1 disclaimer Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted Earnings Per Share, or Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income or diluted EPS, as measures of operating results, each as defined under GAAP and (iii) use Free Cash Flow in addition to, and not as an alternative to, net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Factsheet includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.

UNIQUE MARKET POSITION Investment thesis 50% ADEPS Growth (+~2% Dividend Yield) OPTION VALUE STRONG FINANCIAL RETURNS = + ~$2 3-year goals: ADEPS ADEPS 6–9% 10–30 bps ~$1.4B Annual Revenue Growth Margin Expansion Capital Deployment, Incl Dividends ~$3 FY18 FY21

A leader with a proud history Company Overview We are a global firm of approximately 24,600 diverse, passionate, and exceptional people driven to excel, do right, and realize positive change in everything we do. We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber and with industries ranging from defense to health, energy, and international development. Over 100 years in business HQ in McLean, VA 97% of FY18 revenue was derived from government agencies, including the Department of Defense, Department of Homeland Security, and U.S. Armed Forces Key client relationships at a high level of the U.S. Government 4,997 contracts and task orders; 91% of our FY18 revenue was derived from engagements on which we acted as the prime contractor Unique organization and culture Built on collaboration One P&L and single bonus pool for partners, vice presidents, principals, and senior associates Equity incentives broadly distributed to leadership to ensure long-term success and alignment with shareholders Approximately 69%(1) of staff with security clearances 24,600 NUMBER OF EMPLOYEES As of June 30, 2018 Data as of 3/31/18

COMPANY HISTORY


Founded by Edwin Booz in Chicago
Hired to help U.S. Navy prepare for WWII
Began serving the U.S. Army
Advisor to Chrysler ensuring a successful recovery with support of government lending
Engaged by NFL to assist with the merger of the AFL and NFL
Received NASA space station contract (first contract over $100M)
Supported GSA in overhauling its telecommunications network (largest contract to date at that time at $620M)
Engaged as key contractor supporting the creation of DHS
Spin-off of commercial consulting business; Carlyle becomes majority shareholder
Initial Public Offering
Acquired Defense Systems Engineering & Support
Launched the Vision 2020 Strategy
Support DoD GTMP to strengthen national security interests and protect U.S. Armed Forces (largest contract to date at $937M)
Opened Innovation Center in Washington, DC
Carlyle completes ownership exit
Acquired digital service business Aquilent
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Service offerings Digital Solutions Engineering Analytics Directed Energy Machine Intelligence Engineering delivers engineering services and solutions to define, develop, implement, sustain, and modernize complex physical systems. Cyber focuses on active prevention, detection, and cost effectiveness for cybersecurity needs. Analytics focuses on delivering transformational solutions in the areas of decision analytics, automation, and data science, as well as new or emerging areas. Directed Energy technologies use high-energy lasers or high-powered microwaves to efficiently disrupt or damage targets with non-kinetic, speed-of-light engagement. Machine Intelligence applies and scales the use of machine learning and artificial intelligence to transform how clients perform their missions and run their organizations where people and increasingly intelligent machines collaborate to solve problems. Consulting Consulting focuses on the talent and expertise needed to solve client problems and develop mission-oriented solutions. Digital Solutions combines the power of modern systems development techniques and cloud platforms with machine learning to transform customer and mission experiences. Cyber Service Offerings Innovation areas

Growth strategy Key Elements Moving closer to the center of our clients’ core mission Increasing the technical content of our work Attracting and retaining superior talent in diverse areas of expertise Leveraging innovation to deliver complex, differentiated, end-to-end solutions Creating a broad network of external partners and alliances Expanding into commercial and international markets vision 2020 strategy is in its Sixth year of implementation

SUCCESSFUL RESULTS FROM VISION 2020

ACCELERATING ADJUSTED EBITDA, ADEPS GROWTH (1)


$2.50
$2.30
$2.10
$1.90
$1.70
$1.50
$600
$560
$520
$480
$440
$529
$534
$524
$506
$569
$584
$1.65
$1.63
$1.60
$1.65
$1.80
$1.99
FY13
FY14
FY15
FY16
FY17
FY18
Adj. EBITDA
ADEPS

ORGANIC REVENUE GROWTH CONSISTENTLY ABOVE MARKET (2), (3), (4)


10%
0%
-10%
-20%
(3.4%)
(13.2%)
(8.4%)
(14.7%)
(3.7%)
(12.8%)
2.5%
(3.9%)
7.4%
(2.3%)
6.3%
0.2%
FY13
FY14
FY15
FY16
FY17
FY18
Booz Allen
Gov Services Industry Avg

1) *FY17 and FY18 results adjusted for ASC 606 and ASU 2017-07*
2) *Gov Services Industry includes Leidos, SAIC, ManTech, CACI, Engility, and CSRA (through Q3 FY18)*
3) *Organic growth reflects disclosed commentary (through SEC filing, presentation, or transcript) around organic growth performance*
4) *Source: Company presentations, SEC filings, and earnings transcripts*

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Key areas of differentiation We attribute our business and financial success to five key features Our culture Our purpose, as a firm, is to empower people to change the world, and we are committed to our employees Our strategy Successful execution of Vision 2020 reflects our ability to reinvent ourselves Our channels Our mature, large-scale channels enable us to shape future growth Our ability to integrate We merge our consulting expertise with advanced technical capabilities and mission knowledge to create integrated capabilities Our agility We anticipate the needs of the market and quickly move capabilities and talent to respond to client demands

History of growing faster than market Source: Federal Procurement Data Systems (FPDS) FY09 and FY10 discretionary government budget growth rates impacted by the American Reinvestment and Recovery Act (ARRA) Based on government fiscal year; assumes government fiscal year 2017 aligns to Booz Allen fiscal year 2018 Addressable market defined as spending directed towards private contractors for management, technology, and engineering services Cumulative growth rates over time show significant market share gains (1) 20 Year CAGR = 12% (4) (2) (2) (3)

High-quality and diversified contract portfolio Our Diversified revenue base minimizes volatility Delivered on 4,997 U.S. government contracts and task orders (1) Largest definite contract accounted for 2.2% of revenue 75% of revenue was derived from over 3,900 active task orders under indefinite delivery, indefinite quantity (IDIQ) contract vehicles Largest task order under an IDIQ contract represented 2.7% revenue Largest IDIQ contract vehicle represented 6.2% of revenue Contract mix Win rate (1) High concentration as a prime contractor provides significant direct contact with our clients’ senior leaders, which in turn allows us to develop unique insights in understanding their needs and serving as their strategic partner Prime/Sub Contract information is based on FY18 results

Diversified client base Commercial: Financial Services, Health and Life Sciences, Energy, Transportation International: Middle East, North Africa Region, and Select Asian Markets GLOBAL / COMMERCIAL (3.2%) U.S. Intelligence Agencies: National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTEL (24.2%) Air Force Army Joint Combatant Commands Navy/Marine Corps DEFENSE (45.9%) FY17 Revenue by Market (1) FY18 We provide services to a broad customer base CIVIL (26.7%) Homeland Security Health & Human Services Veterans Affairs Treasury Justice Client listing includes significant clients based on revenue, but the lists are not all inclusive

LARGE AND GROWING ADDRESSABLE MARKET U.S. Office of Management and Budget. 2017 Budget U.S. Government Total Contracted Addressable Contracted + INTEL, COMMERCIAL & INTERNATIONAL U.S. GOVERNMENT 2018 DISCRETIONARY BUDGET (1) + INTEL CAGR 2017-23 +4.4% Historical = Projected = TOTAL CONTRACTOR-ADDRESSABLE SERVICES SPENDING (GFY17-GFY23) ($B) $394B $124B

$17B in Opportunities in Pre-Proposal strong backlog growth FY13 backlog excludes backlog gained in the BES acquisition Pipeline data as of 3/31/2018 SOLID BACKLOG GROWTH PROVIDES STRONG REVENUE VISIBILITY ($B) Expecting Strong FY19 Bookings $25B QUALIFIED PIPELINE(2), +10% YOY (60% New Work) $8B in Proposals Submitted +15% +18% +26%

Long-term shareholder value We are creating value from accelerating growth through a virtuous cycle Results in high-quality work for clients and strong financial performance Doing work at the center of clients’ missions Allows us to identify and invest in high-demand capabilities Positions us to win additional work and attract the right talent

Track record of deploying capital to deliver shareholder value As of 5/31/2018; Assumes dividend reinvested Capital deployed since IPO(1): ~$2.9B ($B) Capital deployed and TSR Performance SINCE IPO TSR Since IPO : 499%(1) Quarterly Div.

Quarterly performance: Q1 FY19

Q1 FY19 highlights KEY PERFORMANCE INDICATORS Delivered revenue and earnings performance consistent with our FY19 guidance and 3-year growth goals Maintained industry-leading organic revenue growth (1) Record total backlog since IPO, up 21.4% compared to the prior year period Record Q1 funded backlog since IPO, up 11.6% compared to the prior year period Record Q1 book-to-bill since IPO of 1.64x Returned $76 million to shareholders through dividends and share repurchases Announced refinancing transaction that will reduce our interest expense and provide additional flexibility and liquidity Awarded an $885M five-year task order from GSA FEDSIM to provide Enterprise Machine Learning Analytics and Persistent Services (eMAPS) to the Department of Defense, furthering our aspiration to build a large portfolio of AI business Industry consists of CACI International Inc., Engility Holdings Inc., Leidos Holdings Inc., ManTech International Corp., and Science Applications International Corp.

ADEPS Adoption Impact of Accounting Standards on Fiscal year Results (1) Revenue ($M) Adj. EBITDA ($M) (2) Adj. Net Income ($M) On April 1, 2018, we adopted FASB Accounting Standard Topic No. 606, Revenue from Contracts with Customers (ASC 606), using the full retrospective transition method, which requires that ASC 606 be applied to each prior reporting period presented and that the cumulative effect of applying the standard be recognized at the earliest period presented (i.e., April 1, 2016, the beginning of the first quarter of fiscal 2017).  Additionally, on April 1, 2018, we adopted FASB Accounting Standard Update (ASU) No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, on a fully retrospective method beginning with fiscal 2017. For more information on the impacts the adoption of these standards had on the Company's accounting policies, practices, estimates, or significant judgments, refer to the Company's Annual Report on Form 10-K for the year ended March 31, 2018 and Notes 2 and 3 found in the Company’s Form 10-Q for the quarterly period ended June 30, 2018 ASU 2017-07 changed the presentation of net periodic benefit cost components on the consolidated statement of operations. Under ASU 2017-07, $7.6 million and $8.0 million of net periodic benefit costs related to non-service components were reclassified to Other income (expense), net in the consolidated statement of operations for fiscal 2018 and fiscal 2017, respectively

Adoption Impact of Accounting Standards on Quarterly Fiscal 2018 Results Revenue ($M) (1) Adj. EBITDA Margin on Revenue (1) (2) Adj. Net Income ($M) (1) ADEPS (1) For interim period financial reporting purposes under ASC 606, contract revenue attributable to indirect costs is recognized using the agreed-upon annual forward-pricing rates established with the U.S. government at the start of each fiscal year. The impact of this change relates to the interim financial reporting period differences between the actual indirect cost incurred and allocated to contracts compared to the estimated amounts allocated to contracts using the estimated annual forward-pricing rates established with the U.S. government. Prior to the adoption of ASC 606, the Company’s practice was to record during interim reporting periods adjustments to revenue based on the indirect spending incurred as of that interim period ended primarily for cost-reimbursable and fixed-price contracts Under ASU 2017-07, $1.9 million and $2.0 million of net periodic benefit costs related to non-service components were reclassified to Other income (expense), net in the condensed consolidated statement of operations for the quarterly periods during fiscal 2018 and fiscal 2017, respectively

Key financial results FIRST QUARTER FISCAL YEAR 2019 RESULTS Comparisons are to prior fiscal period First Quarter (1) Revenue $1.6 billion 8.1% Increase Revenue, Excluding Billable Expenses $1.2 billion 9.2% Increase Adjusted EBITDA $178 million 25.1% Increase Net Income $104 million 47.6% Increase Adjusted Net Income $105 million 47.4% Increase Diluted EPS $0.72 53.2% Increase Adjusted Diluted EPS $0.72 53.2% Increase Total Backlog $17.1 billion 21.4% Increase

Capital allocation DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY Our FY 19 and multi-year capital deployment plans remain on track Aim to deploy $350 million this year, subject to market conditions Aim to deploy $1.4 billion over the next three years Returned $76 million to shareholders in dividends and share repurchases during the quarter Approximately $454 million of share repurchase authorization remained as of June 30, 2018 Closed a transaction to reduce the interest rate spread and extend the maturity of Term Loan A and Revolving Credit Facilities, and to provide additional flexibility and liquidity through a $400M delayed draw facility

Second Highest full-year BTB since our IPO Quarterly book to bill trend (1) Fiscal year book to bill trend Q1 FY19 BTB adjusted for ASC 606 and ASU 2017-07

Financial outlook Reiterating Full Year Guidance FISCAL 2019 FULL YEAR Outlook Revenue Growth in the Range of 6 to 8 Percent Adjusted Diluted EPS (1) $2.35 - $2.50 Adjusted Diluted EPS guidance is based on fiscal 2019 estimated average diluted shares outstanding in the range of 141 million to 145 million shares and assumes an effective tax rate in the range of 25 percent to 27 percent

ADJUSTED EBITDA MARGIN OUTLOOK Goal of 10-30 bps adjusted EBITDA margin improvement over 3 years Margin levers Mix shift—commercial, international Fixed-price technology work Emerging businesses Operating scale Potential Limits on Margin expansion Growth in defense and intelligence work – typically higher proportion of cost-plus work Pursuit of larger, more complex bids - can include higher billable expense ratio Continued investment in growth and hiring ACCELERATING ADJUSTED EBITDA AND ABILITY TO DRIVE MARGINS WHEN NEEDED(1) ($M) FY17 and FY18 results adjusted for ASC 606 and ASU 2017-07 appendix

Non-GAAP financial information "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. "Adjusted Operating Income" represents operating income before: (i) adjustments related to the amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group (the “Carlyle Acquisition”), and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) adjustments related to the amortization of intangible assets resulting from the Carlyle Acquisition, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iv) release of income tax reserves, and (v) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Non-GAAP financial information (a) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations. (b) The first quarter of fiscal 2018 reflects the tax effect of adjustments at an assumed effective tax rate of 40%. For fiscal 2019, with the enactment of the 2017 Tax Act, adjustments are reflected using an assumed effective tax rate of 26%, which approximates a blended federal and state tax rate for fiscal 2019, and consistently excludes the impact of other tax credits and incentive benefits realized. (c) Excludes an adjustment of approximately $0.6 million and $0.5 million of net earnings for the three months ended June 30, 2018 and 2017, respectively, associated with the application of the two-class method for computing diluted earnings per share.

Shareholder and stock information Booz ALLEN Hamilton holding corporation’s class a common stock began trading on the new York stock exchange (NYSE) on Nov 17, 2010 Fiscal Year – Booz Allen Hamilton Holding Corporation’s fiscal year starts April 1 and ends March 31 Share Price Information – Booz Allen Hamilton Holding Corporation’s Class A common stock is listed on the NYSE under ticker symbol BAH. The weighted average number of diluted shares outstanding for the fiscal year ended March 31, 2018, was 147,750,022. Share price information can be found at investors.boozallen.com Company News – Information about Booz Allen Hamilton Holding Corporation and its principal operating subsidiary, Booz Allen Hamilton Inc., including archived news releases and SEC filings, is available from its website at www.boozallen.com. Booz Allen’s earnings conference calls and other significant investor events are posted when they occur State of Incorporation – Booz Allen Hamilton Holding Corporation is incorporated in Delaware Employee Stock Plan Equity Incentive Plans – Booz Allen believes that its executives should hold equity to align their interests to those of its stockholders, and, accordingly, long-term equity compensation is an important component of its compensation program Employee Stock Purchase Plan (ESPP) – Booz Allen currently has an employer-sponsored program that allows employees to make planned periodic purchases of shares of Booz Allen’s Class A common stock Annual Stockholder Meeting – Stockholders were invited to attend Booz Allen’s FY18 annual meeting on July 26, 2018 at the McLean headquarters.  At the annual meeting, stockholders voted upon the matters set forth in the notice of meeting: the election of certain directors; ratification of the appointment of E&Y as our independent registered public accounting firm for FY19; and approval, in a non-binding advisory vote, of the Company’s executive compensation. Holders of Class A common stock on the record date were entitled to vote at the annual meeting.

SHAREHOLDER AND STOCK INFORMATION

BOOZ ALLEN HAS UTILIZED DISTRIBUTIONS (RECURRING AND SPECIAL) AS PART OF ITS CAPITAL DEPLOYMENT STRATEGY

- Regular: The firm has issued regular dividends each quarter since FY12 and has increased the dividend periodically when deemed appropriate. A history of past dividend increases is below:

Action	Record Date	Payable Date	Amount Increase	Dividend Amount
Establish regular dividend	2/13/2012	2/29/2012	N/A	$0.09
Increase	6/10/2013	6/28/2013	$0.01	$0.10
Increase	6/10/2014	6/30/2014	$0.01	$0.11
Increase	2/10/2015	2/27/2015	$0.02	$0.13
Increase	2/10/2016	2/29/2016	$0.02	$0.15
Increase	2/10/2017	2/28/2017	$0.02	$0.17
Increase	2/14/2018	2/28/2018	$0.02	$0.19

- Special: When deemed appropriate, the firm has also issued special dividends from time to time. The table below lists the details of declared special dividends since the IPO:

Record Date	Payable Date	Dividend Amount
6/11/2012	6/29/2012	$1.50
8/15/2012	8/31/2012	$6.50
11/11/2013	11/29/2013	$1.00
2/10/2014	2/28/2014	$1.00
8/11/2014	8/29/2014	$1.00

- The actual declaration of any such future dividends and the establishment of the per share amount, record dates, and payment dates for any such future dividends are subject to the discretion of the Board, which will take into consideration future earnings, cash flows, financial requirements, and other factors. Please visit investors.boozallen.com/dividends.cfm for more information regarding prior distributions

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Shareholder and stock information Transfer Agent & Registrar Computershare www.computershare.com/investor/ P.O. Box 30170 College Station, TX 77842-3170 Phone: 866-390-3908 Computershare maintains records for registered stockholders and provides stockholder services at no charge, including: Independent Registered Public Accounting Firm – Ernst & Young LLP – Tysons, VA Leadership Team Board of Directors Change of name or address Consolidation of accounts Duplicate mailings Lost stock certificates Transfer of stock to another person Additional administrative services Horacio D. Rozanski – President and CEO Lloyd W. Howell, Jr. – Executive Vice President, CFO and Treasurer Kristine Martin Anderson – Executive Vice President Karen M. Dahut – Executive Vice President Nancy J. Laben – Executive Vice President, Chief Legal Officer and Secretary Gary D. Labovich – Executive Vice President Christopher Ling – Executive Vice President Joseph W. Mahaffee – Executive Vice President, Chief Administrative Officer Angela M. Messer – Executive Vice President, Chief Transformation Officer Susan L. Penfield – Executive Vice President Elizabeth M. Thompson – Executive Vice President, Chief People Officer Dr. Ralph W. Shrader – Chairman, Independent Joan Lordi C. Amble – Independent Melody C. Barnes – Independent Peter Clare – Independent Ian Fujiyama – Independent Mark Gaumond – Independent Arthur E. Johnson – Independent Gretchen W. McClain – Independent Philip A. Odeen – Independent Charles O. Rossotti – Independent Horacio D. Rozanski – President and CEO

Shareholder and stock information Website: investors.boozallen.com Contact Information Investor Relations Nicholas Veasey Director of Investor Relations 703/377-5332 Veasey_Nicholas@bah.com Media James Fisher Principal, Media Relations 703/377-7595 Fisher_James_W@bah.com Corporate Governance Nancy Laben Executive Vice President, Chief Legal Officer and Secretary 703/377-9042 Laben_Nancy@bah.com

Financial and operational highlights trailing 12-Month operating data (1) All interim periods and Consulting Staff Headcount reflect unaudited numbers while annual numbers for Backlog and Total Headcount are audited.